UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10025 Investment Drive, Suite 250, Knoxville,

Tennessee 37932

(Address of Principal Executive Offices) (Zip Code)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Elimination – Series B Convertible Preferred Stock

On March 30, 2022, Provectus Biopharmaceuticals, Inc. (the “Company”) filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware to eliminate its Series B Convertible Preferred Stock (the “Series B Preferred Stock”). On August 25, 2021, all remaining shares of Series B Preferred Stock were converted into shares of the Company’s common stock, par value $0.001 per share. A copy of the Certificate of Elimination relating to the Series B Preferred Stock is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certificate of Amendment – Series D-1 Convertible Preferred Stock

On March 30, 2022, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”) with the Secretary of State of the State of Delaware, increasing the number of authorized shares of the Company’s preferred stock, par value $0.001 per share, designated as Series D-1 Preferred Stock from 9,441,000 shares to 11,241,000 shares. A copy of the Certificate of Amendment relating to the Series D-1 Preferred Stock is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Elimination with respect to Series B Convertible Preferred Stock.

3.2	Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series D-1 Convertible Preferred Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2022

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Heather Raines
Heather Raines
Chief Financial Officer (Principal Financial Officer)